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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): February 4, 1997


                      LEXINGTON CORPORATE PROPERTIES, INC.
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             (Exact Name of Registrant as specified in its charter)



         MARYLAND                       1-12386                 13-3717318
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(State or other jurisdiction        (Commission File           (IRS Employer
      of incorporation)                  Number)             Identification No.)



                 355 LEXINGTON AVENUE, NEW YORK, NEW YORK 10017
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               (Address of Principal Executive Offices) (Zip Code)



               Registrant's telephone number, including area code:
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                                 (212) 692-7260



                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)
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Item 5.    Other Events

           On February 4, 1997, Lexington Corporate Properties, Inc. (the "Company") announced that it would vigorously contest a motion filed in California state court by Ross Stores, Inc. which seeks to confirm an arbitration decision issued in connection with Ross Store's exercise of a purchase option to acquire the Company's Newark, California property. The arbitration decision which the Company plans to contest would allow Ross Stores to purchase the Newark, California property for $24.8 million on September 1, 1997. A copy of the Company's press release with respect to this matter is annexed hereto as Exhibit 7(c)(1), which is hereby incorporated by reference.

Item 7.    Financial Statements, Pro Forma Information and Exhibits.

      (c)       Exhibits

           1. Press Release, dated February 4, 1997, issued by Lexington Corporate Properties Inc.


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                                  EXHIBIT INDEX


Exhibit No.           Description
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      7(c)(1)         Press Release, dated February 4, 1997, issued by Lexington
                      Corporate Properties Inc.



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           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     LEXINGTON CORPORATE PROPERTIES, INC.


                                     By:  /s/T. Wilson Eglin
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                                          T. Wilson Eglin
                                          President and Chief Operating Officer


Date: February 4, 1997



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